POWER OF ATTORNEY

I, the undersigned Trustee of Miller Investment Trust (the “Trust”), hereby constitute and appoint GREG MILLER, DARLENE MURPHY, and LEONARD A. PIERCE, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 20th day of December, 2013.

/s/ Neal Chorney

 Neal Chorney, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee of Miller Investment Trust (the “Trust”), hereby constitute and appoint GREG MILLER, DARLENE MURPHY, and LEONARD A. PIERCE, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 20th day of December, 2013.

/s/ Michael Blank

 Michael Blank, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee of Miller Investment Trust (the “Trust”), hereby constitute and appoint GREG MILLER, DARLENE MURPHY, and LEONARD A. PIERCE, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 31st day of December, 2013.

/s/ Daniel Mainzer

Daniel Mainzer, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee of Miller Investment Trust (the “Trust”), hereby constitute and appoint GREG MILLER, DARLENE MURPHY, and LEONARD A. PIERCE, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, I have hereunder set my hand on this 20th day of December, 2013.

 /s/ Greg Miller

Greg Miller, President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Trustee